EXHIBIT 32.1

SECTION 1350 CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

In connection with the quarterly report of Global Food Technologies, Inc. ("Company") on Form 10-Q for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated May 14, 2013

/s/ Keith Meeks
Keith Meeks, President and Chief Executive Officer

/s/ Marshall F Sparks
Marshall F. Sparks, Chief Financial Officer